SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2004

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)

                  1-12351                            41-1849591
         (Commission file number)           (IRS employer identification no.)

            10900 Wayzata Boulevard, Minnetonka, Minnesota 55305-1534
                    (Address of principal executive offices)

                                 (952) 525-5020
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On August 5, 2004, Metris Companies Inc. announced the resignation of Chief Financial Officer John A. Witham.

Metris also announced that William A. Houlihan, Managing Director in the Financial Institutions Group of JPMorgan Chase, and former CFO of Hudson United Bancorp, will join Metris as Executive Vice President and CFO effective August 9, 2004.



Item 7.(c) Exhibits

99.1 Press release of Metris Companies Inc. dated August 5, 2004 announcing the resignation of Chief Financial Officer John A. Witham.

Metris also announced that William A. Houlihan, Managing Director in the Financial Institutions Group of JPMorgan Chase, and former CFO of Hudson United Bancorp, will join Metris as Executive Vice President and CFO effective August 9, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METRIS COMPANIES INC.


                                 By: /s/David D. Wesselink
                                     David D. Wesselink
                                     Chairman and CEO
Dated:  August 5, 2004


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                                  EXHIBIT INDEX

Exhibit No.   Description

99.1 Press release of Metris Companies Inc. dated August 5, 2004 announcing the resignation of Chief Financial Officer
        John A. Witham.

        Metris also announced that William A. Houlihan, Managing Director in the Financial Institutions Group of JPMorgan Chase, and former CFO of Hudson United Bancorp, will join Metris as Executive Vice President and CFO effective August 9, 2004.